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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2004

                                 Omnicare, Inc.
                                 --------------
             (Exact name of Registrant as specified in its charter)

             Delaware                    1-8269                 31-1001351
--------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission             (IRS Employer
     incorporation)                   File Number)           Identification No.)


100 East RiverCenter Boulevard
          Suite 1600
     Covington, Kentucky                                        41011
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip code)

                                  859-392-3300
                                  ------------
               (Registrant's telephone number including area code)

                                 Not applicable
                                 --------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.

         On October 28, 2004, Omnicare, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1    Press Release of Omnicare, Inc., dated October 28, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            OMNICARE, INC.


                            By: /s/ David W. Froesel, Jr.
                                ------------------------------------------------
                            Name:   David W. Froesel, Jr.
                            Title:  Senior Vice President and Chief Financial
                                    Officer



Dated:  October 28, 2004




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                                INDEX TO EXHIBITS

Exhibit Number        Description of Exhibit
--------------        -----------------------
    99.1              Press Release of Omnicare, Inc., dated October 28, 2004